SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2002

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(919) 862-1000

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated October 28, 2002

Item 9. Regulation FD Disclosure

On October 28, 2002, Salix announced its operating results for the quarter ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

By:	/s/ ADAM C. DERBYSHIRE
Adam C. Derbyshire Vice President and Chief Financial Officer

Date: October 28, 2002